UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2007 (October 25, 2007)
J. ALEXANDER’S CORPORATION

(Exact name of registrant as specified in its charter)

Tennessee	1-08766	62-0854056

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3401 West End Avenue, Suite 260, P.O. Box 24300, Nashville, Tennessee 37202

(Address of principal executive offices) (Zip Code)
(615) 269-1900

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On October 30, 2007, J. Alexander’s Corporation issued a press release announcing its financial results for the third quarter ended September 30, 2007, the text of which is set forth in Exhibit 99.1 and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
     J. Alexander’s Corporation’s press release announcing its financial results for the third quarter ended September 30, 2007 is furnished as Exhibit 99.1 and is incorporated herein by reference.
Item 5.03 — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     The Board of Directors of the Company adopted Amended and Restated Bylaws to amend Paragraphs 20, 22 and 23 of the Company’s Bylaws (the “Bylaws”), effective as of October 25, 2007, to allow for the issuance of uncertificated shares. By being able to issue uncertificated shares, the Company will now be eligible to participate in the Direct Registration System, which is currently administered by The Depository Trust Company.
     The full text of the Amended and Restated Bylaws is filed as Exhibit 3.1 to this Current Report, and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit
Number	Description

3.1	Amended and Restated Bylaws

99.1	Earnings Press Release issued by J. Alexander’s Corporation dated October 30, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 30, 2007	J. ALEXANDER’S CORPORATION
	By:	/s/ R. Gregory Lewis
R. Gregory Lewis
Chief Financial Officer, Vice President of Finance and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws

99.1	Earnings Press Release issued by J. Alexander’s Corporation dated October 30, 2007

4